Exhibit 10.1

RUBICON TECHNOLOGY, INC. SUPPLY AGREEMENT

This Agreement (“Agreement”) is made as of July 27, 2010 (“Effective Date”) between RUBICON TECHNOLOGY, INC., with an office at 900 East Green Street, Bensenville, Illinois 60106 USA (“Seller”), [***] (“Buyer”).

1. Sale and Purchase. With respect to the products identified on Attachment A (“Products”), attached hereto and incorporated herein, Seller will sell to Buyer, and Buyer will buy, the volume of Products set forth in Attachment A. The parties agree to the purchase volume requirements set forth in Attachment A, and any failure of Buyer to purchase and pay for the specified quantity of Products pursuant to this Agreement shall be an immediate material breach by Buyer of its obligations under this Agreement. Buyer agrees that the purchase volume requirements appearing on Attachment A hereto are reasonable and acknowledges that such requirements have been established as the result of a mutual examination and negotiation between the parties.

2. Price, Payment and Delivery Terms. The prices for the Products shall be as set forth on Attachment A, which prices shall remain firm during the Term of this Agreement. All payments due hereunder to Seller shall be paid to Seller in US dollars and all undisputed amounts shall be paid not later than 60 days following the date of the applicable invoice. During the pendency of any dispute, the parties shall continue to perform their obligations under this Agreement unless this Agreement is terminated pursuant to the terms herein. Any undisputed amount not timely paid will accrue interest at the rate of 12% per year, compounded annually and Buyer shall reimburse all costs incurred by Seller, including Seller’s reasonable attorneys’ fees, incurred in collecting any amount due under this Agreement. Due to the fixed volume requirement agreed to between the parties, Seller will automatically ship the Products to Buyer monthly pursuant to the terms for the volume requirements appearing on Attachment A, without any purchase order or other confirmation being required from Buyer, and any order, confirmation, acceptance or related instrument is limited to the terms and conditions specified in this Agreement and all parties agree that only the terms and conditions in this Agreement shall govern in all instances. Seller does not agree to any proposed addition, deletion or amendment of this Agreement by way of any order form, acceptance document or other instrument, any alteration is only effective if evidenced in writing and signed for and on behalf of both parties. This Agreement shall be accepted by Buyer through execution where indicated on the face hereof or by acceptance of

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Product delivered in accordance with this Agreement. Seller will reasonably assist Buyer in arranging any desired insurance and transportation; however, all prices are exclusive of shipping charges, insurance, taxes, bank or payment processing fees, foreign exchange permits or fees, customs duties and tariffs and all similar charges that may be paid by or imposed on Seller. All such charges, if paid by or imposed on Seller, will be billed to Buyer in connection with the sale of the Products. Delivery from Seller shall be EX-WORKS (Incoterms 2000) and title and risk of loss shall pass at that same point. If Seller fails to deliver the Products on schedule due to any reasons attributable to Seller, other than any reason for which performance is excused pursuant to Section 7, below, Buyer may, without prejudice to any other rights which it may have, (i) terminate this Agreement in whole or in part and (ii) recover from Seller any expenditure reasonably incurred by Buyer in obtaining the Products in substitution from other sellers over and above any obligation owed to Seller with respect to such Products. Buyer may, at Seller’s expense, reject any shipment, or portion thereof, which does not conform with the specifications for Product set forth in Attachment B, and only if Buyer provides Seller with notice of such rejection (and sufficient data and evidence of the nonconformance or defect at issue) within twenty (20) days of delivery of such Product to Buyer. Subject only to Seller’s limited warranty obligations under Section 3, below, Buyer will be deemed to have accepted any Products not timely rejected with full notice of any non-conformance. Seller shall, with respect to any rejected or defective Product, in Seller’s sole discretion and expense, and upon return of the rejected or defective Product by Buyer with sufficient related data and evidence of the non-conformance or defect at issue, provide Buyer with either similar replacement Product for the Product so rejected or defective or provide a refund of any amounts paid for the defective or rejected Product. Buyer shall defend, indemnify and hold Seller and its officers, directors, contractor, agents and employees harmless from liability asserted by third parties (including all damages, losses, costs and attorneys fees) arising out of the use of the Products by Buyer.

3. Warranties. Seller warrants to Buyer that (i) it has the right and authority to enter into this Agreement and to perform its obligations hereunder, (ii) neither the Products nor their use infringe or will infringe any patent or violate any intellectual property or proprietary rights of any third party, including but not limited to copyright, trademark or trade secret rights anywhere in the world, (iii) the Products, as placed for delivery to Buyer, will conform in all material respects to the applicable Specifications, and (iv) the Products will be delivered to Buyer free of all liens, claims and encumbrances, except any caused by Buyer or that are the responsibility of Buyer under this Agreement . EXCEPT AS EXPRESSLY STATED HEREIN, SELLER

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MAKES NO EXPRESS OR IMPLIED WARRANTY, INCLUDING WITHOUT LIMITATION ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

4. Indemnification and Limitation of Liability. Seller shall defend, indemnify and hold Buyer and its officers, directors, contractor, agents and employees harmless from liability asserted by third parties (including all damages, losses, costs and attorneys fees) arising out of (i) infringement by the Products of any intellectual property rights of any third party, including but not limited to patent rights, trademark rights, copyrights or other proprietary rights, or (ii) the negligence or willful misconduct of Seller, or (iii) any breach of warranties, or (iv) any claim based on the death or bodily injury to any person, destruction or damage to property, or contamination of the environment caused solely and directly by the Products, and Seller shall have no obligation to indemnify Buyer for any claim or damage resulting from the selection, use, possession or modification of the Products by Buyer unless caused solely and directly by a defect in the Product. Should the use of any Products by Buyer, its subcontractors, or customers be enjoined, be threatened by injunction, or be the subject of any legal proceeding related to or alleging the Product’s infringement of any patent or similar rights, Seller shall, at its sole cost and expense, either (a) substitute fully equivalent non-infringing Products; (b) modify the Products so that they no longer infringe but remain fully equivalent in quality, performance and functionality; (c) obtain for Buyer, its subcontractors, or customers the right to continue using the Products; or (d) if none of the foregoing is possible, refund all amounts paid for the infringing Products. Buyer shall defend, indemnify and hold Seller and its officers, directors, agents and employees harmless from liability asserted by third parties (including all damages, losses, costs and attorneys fees) arising out of the negligence or willful misconduct of Buyer. Except with respect to Buyer’s payment obligations, neither party shall be liable to the other for, in the aggregate, more than the total of the amounts actually paid by Buyer to Seller pursuant to this Agreement, and neither party shall be liable to the other for any indirect, consequential, special, or punitive damages, including without limitations lost profits and lost business.

5. Term, Termination, Survival, and Termination Liability. This Agreement shall begin on the Effective Date and continue in effect until the expiration of the Term specified in Attachment A. If either party materially breaches this Agreement and such breach is not remedied within thirty (30) days after receipt by the breaching party of a notice thereof from the other party (except in

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the case of breach for non-payment by Buyer, for which Seller shall provide notice of such breach and there shall be a five (5) day cure period), the non-breaching party may terminate this Agreement. In addition, if Buyer, upon Seller’s request, fails to pay for the Products as required under this Agreement or fails to provide adequate assurance of its ability to continue to pay for the Products on the terms set forth in this Agreement, Seller, in its sole discretion and without impairing or limiting any other rights that it may have under this Agreement or under applicable law, and without further notice, may: (i) terminate this Agreement without penalty with respect to any or all Products remaining to be shipped to Buyer and (ii) recover from Buyer all damages and losses due to Buyer’s inability to purchase and/or pay for all of the Products agreed to be purchased under this Agreement for the full Term of this Agreement. Further, upon any termination of this Agreement for any reason attributable to Buyer, all amounts or payments that Buyer is required to pay Seller pursuant to this Agreement will become due and payable at the time of termination or expiration. If Buyer seeks to terminate this Agreement prior to the expiration of the Term without cause, such termination shall only be permitted if agreed to by Seller and upon payment by Buyer, within ten (10) days of such effective termination date, of an amount equal to the damage incurred by Seller due to failure to purchase all of the remaining Products required to be purchased for the balance of the Term pursuant to the volume requirements set forth in Attachment A. Sections 3 through 8 shall survive the termination of this Agreement. Neither party shall incur any liability whatsoever for any damage, loss or expenses of any kind suffered or incurred by the other (or for any compensation to the other) arising from or incident to any termination of this Agreement by such party which complies with the terms of the Agreement, whether or not such party is aware of any such damage.

6. Confidentiality and Intellectual Property. All information disclosed by one party to the other, including without limitation the terms of this Agreement, information about customers, finances, trade secrets, proprietary methods, strategies or any technical, financial, business or other information will be deemed to be the disclosing party’s proprietary and confidential information (“Confidential Information”). Confidential Information will be held in confidence by the receiving party and will not be disclosed by the receiving party to any third party, without the written consent of the disclosing party. Notwithstanding the foregoing, the receiving party may disclose Confidential Information to employees with a need to know and accountants, attorneys, consultants and advisers, but only upon a written undertaking by the third party to be bound by the terms of this Confidentiality and Intellectual Property provision. The receiving party shall not use the disclosing party’s Confidential Information for any purpose other than as

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

contemplated by this Agreement. Confidential Information does not include information that (i) is generally and freely publicly available through no fault of the receiving party, (ii) the receiving party otherwise rightfully obtains from third parties without restriction, or (iii) is independently developed by employees of the receiving party with no knowledge of or access to such information. Notwithstanding the foregoing, the receiving party may disclose the disclosing party’s Confidential Information as required by law or if required to do so by lawful order of a government agency or court with jurisdiction over the receiving party, but the receiving party shall, to the extent allowed by law, promptly (before the disclosing party is prejudiced) inform the disclosing party of the request for or issuance of such order so that the disclosing party may seek to limit or prevent the disclosure. Each party, as a receiving party, acknowledges that a breach of this section would result in irreparable harm to the disclosing party, which harm could not be fully remedied by money damages. Without limiting any other relief available to the disclosing party, and notwithstanding the dispute resolution procedures set forth in Section 8, below, the disclosing party may seek equitable relief to enforce the terms of this section and the receiving party shall not seek to require a bond or other security in connection with the same. Either party shall not use the other party’s name, logo, trademarks, or other intellectual property in promoting, using, or selling the Products (or products incorporating them) without the other party’s prior written consent. Seller shall retain all intellectual property rights in and to the Products.

7. General. All notices under this Agreement shall be in writing, and shall be deemed given when personally delivered, when sent by confirmed fax, or three business days after being sent by airmail to the address of the party to be noticed as set forth herein or such other address as such party last provided to the other by written notice. Neither party may assign its rights or obligations under this Agreement without the written consent of the other party. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the parties, their respective successors and permitted assigns. The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights. This Agreement supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom. No changes or modifications or waivers are to be made to this Agreement unless evidenced in writing and signed for and on behalf of both parties. In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

shall otherwise remain in full force and effect and enforceable. In the event that a delay or failure of either party to comply with any obligation created by this Agreement is caused by a condition outside of that party’s control, including without limitation, fire, flood, riots, strikes, epidemics, shortage of materials, war (declared or undeclared and including the continuance, expansion or new outbreak of any war or conflict now in existence), terrorism, embargoes and governmental actions or decrees, that obligation shall be suspended during the continuance of the force majeure condition and a reasonable time thereafter not longer than the duration of such force majeure condition.

8. Governing Law; Dispute Resolution. Any dispute, controversy or claim arising out of or relating to this Agreement, including but not limited to any claim arising from the breach of this Agreement, shall be finally settled by binding arbitration before a panel of three (3) arbitrators in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce. In the event of any conflict between the Rules of Conciliation and Arbitration of the International Chamber of Commerce and the provisions of this clause, the provisions of this clause shall govern. Each party shall nominate one arbitrator within thirty (30) days from the date on which the claimant’s request for arbitration has been communicated to the other party. The two (2) arbitrators so named shall within fifteen (15) days from the date of their appointment, nominate the third arbitrator who shall be chairman of the arbitration panel. If either party fails to timely nominate its arbitrator or if the two arbitrators so nominated fail to timely agree on the nomination of the third arbitrator, the president of the International Chamber of Commerce shall, as expeditiously as possible, appoint the arbitrator or arbitrators not appointed within the time periods set forth above. Arbitration shall be in the English language, and shall take place in Hong Kong. Any award rendered by the arbitration panel shall be final. Judgment upon the award rendered may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The parties acknowledge that this agreement and any award rendered pursuant to it shall be governed by the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards. This agreement shall be construed and the obligations of the parties shall be determined in accordance with the laws of the State of New York, United States of America, and the UN Convention on the International Sale of Goods does not apply to this Agreement.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

[***]

BY: /s/ [***]
NAME: [***]
TITLE: Vice President

RUBICON TECHNOLOGY, INC.

BY: /s/ Raja M. Parvez
NAME: Mr. Raja M. Parvez
TITLE: President

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment A

Term: 14 months – November 1, 2010 through December 31, 2011 (“Term”)

Products: Exclusively [***], as more fully described in the Product Specifications section below and per Attachment B. No other products are included under this Agreement, and the sale and purchase of any other products will require separate negotiation, terms and agreement between the parties.

Product Specifications: See Attachment B (“Specifications”) – Rubicon Part Number: [***]

Sale and Purchase Volume Requirements:

Seller will supply and Buyer will purchase Product totaling [***] wafers in total over the Term, to be shipped to Buyer at the rate provided in the table below to be shipped at or before the end of each month for the period November 1, 2010 through December 31, 2011.

Fixed Product Volumes and Prices

Period	Number of Wafers per Month	Price per Wafer
November 2010	[***]	$[***]
December 2010	[***]	$[***]
January 2011	[***]	$[***]
February 2011	[***]	$[***]
March 2011	[***]	$[***]
April 2011	[***]	$[***]
May 2011	[***]	$[***]
June 2011	[***]	$[***]
July 2011	[***]	$[***]
August 2011	[***]	$[***]
September 2011	[***]	$[***]
October 2011	[***]	$[***]
November 2011	[***]	$[***]
December 2011	[***]	$[***]

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment B

See Attached File

[***]

[***]

[***]

[***]

[***]

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Memorandum of Understanding

Product specification Road Map [***]

Period	Value of Wafer TTV (µm)	Value of Wafer BOW (µm)
Q4 2010	[***]	[***]
Q1 2011	[***]	[***]
Q2 2011	[***]	[***]

Presented by Rubicon Technology, Inc. to [***] on July 27, 2010.

Group 1: [***]

Group 2: [***]

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.